Exhibit 10.12

this instrument prepared by
and when recorded return to:

Kilpatrick Stockton LLP
Hearst Tower, Suite 2500
214 North Tryon Street
Charlotte, North Carolina 28202
Attn: James M. Tucker., Esq.

(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

Loan No.: 50-2859027	Hidden Lakes Apartments
APARTMENT REIT HIDDEN LAKES, LP,
as Borrower
to
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender
ASSIGNMENT OF LEASES AND RENTS
Dated: December 28, 2006
     NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF LEASES AND RENTS
     THIS ASSIGNMENT OF LEASES AND RENTS (as the same may be hereafter amended, restated or modified, this “Assignment”) made as of December 28, 2006, by APARTMENT REIT HIDDEN LAKES, LP, a Texas limited partnership (“Borrower”), having an address at c/o Triple Net Properties, LLC, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705, in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”), whose address is Commercial Real Estate Services, 8739 Research Drive URP — 4, NC 1075, Charlotte, North Carolina 28262.
W I T N E S S E T H:
     THAT, WHEREAS, Borrower has executed that certain Promissory Note (the “Note”) dated of even date herewith, payable to the order of Lender in the stated principal amount of Nineteen Million Two Hundred Eighteen Thousand and No/100 Dollars ($19,218,000.00); and
     WHEREAS, the Note is secured by that certain Deed of Trust, Security Agreement and Fixture Filing (as the same may from time to time be amended, consolidated, renewed or replaced, the "Security Instrument”) dated of even date herewith, from Borrower, for the benefit of Lender, encumbering that certain real property situated in the County of Bexar, State of Texas, as more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference, and all buildings and other improvements now or hereafter located thereon (collectively, the “Improvements”) (said real property and the Improvements are hereinafter sometimes collectively referred to as the “Property”); and
     WHEREAS, Borrower desires to further secure to Lender the performance of the terms, covenants and agreements hereof and of the Note, the Security Instrument and each other document evidencing, securing, guaranteeing or otherwise relating to the indebtedness evidenced by the Note (the Note, the Security Instrument and such other documents, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”).
     NOW, THEREFORE, in consideration of the making of the loan evidenced by the Note by Lender to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey to Lender, its successors and assigns, all of the right, title and interest of Borrower in and to:
     (a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the “Leases”); and
     (b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits and income of every nature of and from the Property, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following an Event of Default (as defined in the Security Instrument) and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Property, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Borrower may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Property, any award or other payment which Borrower may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases, and any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent (collectively, the “Rents”).
     TO HAVE AND TO HOLD the same unto Lender, its successors and assigns.
     IT IS AGREED that this Assignment is made upon the following terms, covenants and conditions
     1. Borrower represents, warrants and covenants to and for the benefit of Lender: (a) that Borrower now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord’s interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Security Instrument, there are no outstanding assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged, except for prepayment of rent of not more than one (1) month prior to the accrual thereof; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases by the landlord or tenant, except as disclosed in writing to Lender; (e) that Borrower has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder; and (f) the Leases are in full force and effect and are the valid and binding obligations of Borrower, and, to the knowledge of Borrower, are the valid and binding obligations of the tenants thereto.
     2. Notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases and a present, absolute and executed grant of the powers herein granted to Lender, Borrower is hereby permitted, and is hereby granted a revocable license by Lender, to retain possession of the Leases and to collect and retain the Rents unless and until there shall be an Event of Default under this Assignment, the Security Instrument or the other Loan Documents. In the event of such Event of Default, the aforementioned license granted to Borrower shall automatically terminate without notice to Borrower, and Lender may thereafter, without taking possession of the Property, take possession of the Leases and collect the Rents. Further, from and after such termination, Borrower shall be the agent of Lender in collection of the Rents, and any Rents so collected by Borrower shall be held in trust by Borrower for the sole and exclusive benefit of Lender, and Borrower shall, within one (1) business day after receipt of any Rents, pay the same to Lender to be applied by Lender as hereinafter set forth. Furthermore, from and after such Event of Default and termination of the aforementioned license, Lender shall have the right and authority, without any notice whatsoever to Borrower and without regard to the adequacy of the security therefor, to: (a) manage and operate the Property, with full power to employ agents to manage the same; (b) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (c) do all acts relating to such management, operation, rental, leasing, repair improvement and alteration of the Property as Lender in its sole subjective judgment and discretion shall determine. Lender may apply the Rents received by Lender from the Property, after deducting the costs of collection thereof, including, without limitation, attorneys’ fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Lender incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Lender, in its sole subjective discretion, may determine.
     3. Without limiting the rights granted hereinabove, in the event Borrower shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured

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within any applicable grace or cure period, then Lender may, but shall not be obligated to, without prior notice to or demand on Borrower, and without releasing Borrower from any obligation hereof, make or perform the same in such manner and to such extent as Lender may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Lender, performing or discharging any obligation, covenant or agreement of Borrower under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying attorneys’ fees. Any sum advanced or paid by Lender for any such purpose, including, without limitation, attorneys’ fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Lender until repaid by Borrower, shall immediately be due and payable to Lender by Borrower on demand and shall be secured by the Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.
     4. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Lender, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property. Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to let the Property or from any other act or omission of Lender in managing the Property. This Assignment shall not be construed as making Lender a mortgagee-in-possession. Lender is obligated to account to Borrower only for such Rents as are actually collected or received by Lender.
     5. BORROWER SHALL AND DOES HEREBY INDEMNIFY AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, CLAIM, DEMAND OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY REASON OF THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS OR DEMANDS FOR SECURITY DEPOSITS FROM TENANTS OF SPACE IN THE IMPROVEMENTS DEPOSITED WITH BORROWER, AND FROM AND AGAINST ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES. SHOULD LENDER INCUR ANY LIABILITY BY REASON OF THIS ASSIGNMENT OR IN DEFENSE OF ANY CLAIM OR DEMAND FOR LOSS OR DAMAGE AS PROVIDED ABOVE, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND ATTORNEYS’ FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE FROM THE DATE PAID OR INCURRED BY LENDER UNTIL REPAID BY BORROWER, SHALL BE IMMEDIATELY DUE AND PAYABLE TO LENDER BY BORROWER UPON DEMAND AND SHALL BE SECURED BY THE SECURITY INSTRUMENT AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.
     6. Borrower hereby irrevocably appoints Lender as its attorney-in-fact which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the loan evidenced by the Note to, from and after the occurrence of an Event of Default by Borrower hereunder or under any of the other Loan Documents, do, make or perform any act, right or privilege which Lender shall have under or by virtue of this Assignment.
     7. Borrower covenants and agrees that Borrower shall not, without the prior written consent of Lender, further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents, except as otherwise expressly permitted by the terms of the Security Instrument, or

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incur any material indebtedness, liability or other obligation to any tenant, lessee or licensee under the Leases, or permit any Lease to become subordinate to any lien other than the lien of the Security Instrument.
     8. Borrower covenants and agrees that Borrower shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and if Borrower shall fail to do so, Lender, at its option but without obligation, may do so. Borrower shall pay on demand all costs and expenses, including, without limitation, attorneys’ fees, which Lender may incur in connection with Lender’s appearance, voluntary or otherwise, in any such action or proceeding, together with interest thereon at the Default Interest Rate from the date incurred by Lender until repaid by Borrower.
     9. At any time, Lender may, at its option, notify any tenants or other parties of the existence of this Assignment. Borrower does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents to Lender upon receipt of demand from Lender to pay the same, and Borrower hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Lender to so pay said Rents without any inquiry into whether there exists an Event of Default hereunder or under the other Loan Documents or whether Lender is otherwise entitled to said Rents. Borrower hereby waives any right, claim or demand which Borrower may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Lender, and any such payment shall discharge such tenant’s, lessee’s or licensee’s obligation to make such payment to Borrower.
     10. Lender may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder or under any of the Loan Documents.
     11. The acceptance of this Assignment and the collection of the Rents as herein provided shall be without prejudice to Lender. The exercise or failure to exercise by Lender of the rights granted Lender in this Assignment, and the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver by Lender of any Event of Default under the Loan Documents or prevent foreclosure of any liens on the Property nor shall such exercise make Lender liable under any of the Leases, Lender hereby expressly reserving all of its rights and privileges under the Security Instrument and the other Loan Documents as fully as though this Assignment had not been entered into. The rights of Lender hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Lender, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.
     12. All rights of Lender hereunder shall inure to the benefit of its successors and assigns; and shall pass to and may be exercised by any assignee of Lender. All obligations of Borrower shall bind its successors and assigns and any subsequent owner of the Property. Borrower hereby agrees that if Lender gives notice to Borrower of an assignment of said rights, upon such notice the liability of Borrower to the assignee of Lender shall be immediate and absolute. Borrower will not set up any claim against Lender or any intervening assignee as a defense, counterclaim or set-off to any action brought by Lender or any

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intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.
     13. It shall be an Event of Default hereunder (a) if any representation or warranty made herein by Borrower is determined by Lender to have been false or misleading in any material respect at the time made, or (b) if Borrower violates the provisions of paragraph 7 hereof, or (c) if any Event of Default under the Security Instrument or any of the other Loan Documents shall occur.
     14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
     15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Borrower and Lender.
     16. This Assignment shall be in full force and effect continuously from the date hereof to and until the Security Instrument shall be released of record, and the release of the Security Instrument shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.
     17. In case of a conflict between any provision of this Assignment and any provision of the other Loan Documents, the provisions of the Note or the Security Instrument, if such document shall be the conflicting other Loan Document, shall prevail and be controlling.
     18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Security Instrument.
     19. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS SITUATED, EXCEPT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.
     20. BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FOREGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
     21. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment

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without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.
     22. In addition to, but not in lieu of, any other rights hereunder, Lender shall have the right to institute suit and obtain a protective or mandatory injunction against Borrower to prevent a breach or Event of Default, or to enforce the observance, of the agreements, covenants, terms and conditions contained herein.
     23. Lender may sell, transfer and deliver the Note and the Loan Documents to one or more investors in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the loan evidenced by the Note or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.
     24. Lender shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction, and without notice to Borrower, to the appointment of a receiver to obtain and secure the rights of Lender hereunder and the benefits intended to be provided to Lender hereunder.
     25. Notwithstanding anything to the contrary contained in this Assignment, the liability of Borrower and its officers, directors, general partners, managers, members and principals for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in the Note.
[The Remainder of the Page is Intentionally Blank]

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     THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. In case of a conflict between any provision of this Assignment and any provision of the other Loan Documents, the provisions of the Note or the Security Instrument, if they shall be the conflicting other Loan Document, shall prevail and be controlling.
     IN WITNESS WHEREOF, Borrower has executed this Assignment as of the day and year first written above.

BORROWER:

BORROWER ACKNOWLEDGES AND AGREES THAT THIS ASSIGNMENT CONTAINS INDEMNIFICATION PROVISIONS PURSUANT TO SECTION 5 HEREOF	APARTMENT REIT HIDDEN LAKES, LP, a Texas limited partnership
	By:	Apartment REIT Hidden Lakes GP, LLC, a Delaware limited liability company, its General Partner

		By:	NNN Apartment REIT Holdings, L.P., a Virginia limited partnership, its Manager

			By:	NNN Apartment REIT, Inc., a Maryland corporation, its General Partner

				By:	/s/ Andrea R. Biller

				Name:	Andrea R. Biller

				Title:	Secretary

STATE OF California
COUNTY OF Orange
     Before me, Andrea Biller, known to me to be the person whose name is subscribed to the foregoing instrument as                      of NNN Apartment REIT, Inc., a Maryland corporation, the General Partner of NNN Apartment REIT Holdings, L.P., a Virginia limited partnership, the Manager of Apartment REIT Hidden Lakes GP, LLC, a Delaware limited liability company, the General Partner of APARTMENT REID HIDDEN LAKES, LP, a Texas limited partnership, and acknowledged to me that she executed the same on behalf of said limited liability company, for the purposes and consideration therein expressed, as the act and deed of said limited partnership.
     Given under my hand and seal of office this 27th day of December, 2006.

/s/ J. Hu

Printed Name:	J. Hu

Notary Public for the State of	California

My Commission Expires:	Sept. 30, 2009

[SEAL]
J. Hu
Commission # 1610142
Notary Public — California
Orange County
My Comm. Expires Sep. 30, 2009

EXHIBIT “A”
[Legal Description]
TRACT I
A 48.80 acre, or 2,125,701 square feet, tract of land, out of a 69.40 acre tract recorded in Volume 6447, Pages 1192-1195 of the Official Public Records of Real Property of Bexar County, Texas, a portion of the called 48.97 acre tract of land (“Tract I”) recorded in Volume 10288, Pages 623-627 of the Official Public Records of Real Property of Bexar County, Texas, and being all of Lot 30, Block 8 of the Replat and Subdivision Plat Establishing Bandera Springs as recorded in Volume 9559, Pages 114-116 of the Deed and Plat Records of Bexar County, Texas, also being out of the Perry Davis Survey Number 267, Abstract Number 189, County Block 4528, now all in New City Block (N.C.B.) 14614, In the City of San Antonio, Bexar County, Texas, said 48.88 acre being more particularly described by metes and bounds as follows, with the basis of bearings being the said Bandera Springs Subdivision:
BEGINNING at a found Texas Department of Transportation monument with brass plate, a point on the southeast right-of-way line of F.M. 1604, the northwest corner of the above referenced 69.40 acre tract, the northeast corner of a 13.923 acre tract recorded in Volume 10593, Pages 769-772 of the Official Public Records of Real Property of Bexar County, Texas, the northwest corner of the herein described tract, from which a found 1/2 inch iron rod bears S 45° 39’ 57” W, a distance of 126.85 feet; thence N 45° 30’ 49” E, along and with the southeast right-of-way of said F.M. 1604, a distance of 196.51 feet to a set “x” in concrete; thence : N 44° 34’ 21” E, along and with the southeast right-of-way of said F.M. 1604, a distance of 40.71 feet to a set “x” in concrete, the west corner of a 47.04 acre tract recorded in Volume 7321, Page 1004-1007 of the Official Public Records of Real Property of Bexar County, Texas, the north corner of the herein described tract; thence departing the southeast right-of-way line of said F.M. 1604, along and with the southwest line of said 47.04 acre tract, the northeast line of herein described tract the following calls and distances: S 44° 27’ 48” E, a distance of 68.58 feet to the center of a sanitary sewer manhole lid; S 30° 13’ 45” E, a distance of 397.94 feet to a set “x” on a sanitary sewer manhole lid; S 60° 22’ 03” E. a distance of 698.23 feet to the center of a sanitary sewer manhole lid; S 22° 51’ 53” E. a distance of 251.38 feet to a set “x” on a sanitary sewer manhole lid; S 78° 38’ 40” E. a distance of 491.06 feet, to a found 1/2 inch iron rod with a yellow cap marked “Pape-Dawson”, the southeast corner of said 47.04 acre tract, the northeast corner of this tract, a point on the west right-of-way line of South Hausman Road (a variable width right-of-way); thence S 00° 03’ 57” W, along and with the west right-of-way of said South Hausman Road, a distance of 245.33 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 84° 21’ 08” W, departing the west right-of-way of said South Hausman Road, a distance of 10.05 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson” being a northeast corner of said Lot 30; thence S 00°03’57” W, along and with the west right-of-way of said South Hausman Road, the west line of a 10-dedication for future street widening recorded fn Volume 9559, Pages 114-116 of the Deed and Plat Records of Bexar County, Texas, the east line of said Lot 30, a distance of 351.58 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 17° 06’ 38” E, departing the west right-of-way of said South Hausman Road, Along the south line of a said 10-dedication for future street widening, the east line of said Lot 30, a distance of 34.12 to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson” in the west right-of-way line of said South Hausman Road; thence S 00° 03’ 57” W, along and with the west right-of-way of said South Hausman Road, a distance of 551.48 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence S 80° 07’ 33’’ W, departing the west right-of-way line of said South Hausman Road, at a distance of 5.08 feet passing the northeast corner of Oakridge Pointe Unit-4 Subdivision, as recorded in Volume 9534, Page 117, Deed and Plat Records of Bexar County, Texas, continuing along the north line of said Oakridge Pointe, Unit-4 at a distance of 181.40 passing the southwest corner of said Lot 30, Block 8, in all a total distance of 298.93 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence S 46° 06’ 14” W, with the northwest line of Oakridge Pointe Unit-4, a distance of 50.04 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson"', the northwest corner of said subdivision the northeast corner of Lot 20, Block 8, N.C.B. 14614, South Hausman Road Elementary, as recorded in Volume 9535, Pages 34-35, Deed and Plat Records of Bexar County, Texas, being the southeast corner of the remaining portion of that 16.12 acre tract conveyed to Northside Independent School District in Volume 6761, Pages 1256-1274 of the Official Public Records of Real Property of Bexar County, Texas, a point on curve of a non-tangent curve to the left; thence Northwesterly, along and with the east tine of said remaining portion of that 16.12 acre tract and along the arc of said curve to the left, said curve having a radial bearing of S 43° 51’ 41” W, a radius of 375.00 feet, a central angle of 101° 1’ 53”, a chord bearing and distance of N 46° 44’ 15” W, 7.84 feet, an arc length of 7.84 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 47° 20’ 12” W, a distance of 20.00 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson” at the north corner of said remaining portion of that 16.12 acre tract; thence S 58° 56’ 36” W, along and with the west line of said remaining portion of that 16.12 acre tract, the south line of said 48.80 acre tract and said Lot 30, a distance of 62.28 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”, at the southwest corner of said remaining portion of that 16.12 acre tract, and angle point in the north line of said Lot 20, Block 8 of South Hausman Road Elementary, the beginning of a curve to the right; thence Southwesterly, along and with the northwest and north line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract and arc of said curve to the right, said curve having a radius of 300.00 feet, a central angle of 36° 02’ 40”, a chord bearing and distance of S 76° 57’ 56” W, 185.63 feet, an arc length of 188.73 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 85° 00’ 44” W, along and with the north line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract, a distance of 115.39 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence Northwesterly, along and with the north and northeast line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract and the arc of said curve to the right, said curve having a radius of 350.00 feet, a central angle of 44° 59’ 40”, a chord bearing and distance of N 62° 31’ 12” W. 267.79 feet, an arc length of 274.79 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 40° 01’ 40” W, along and with the northeast line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract, a distance of 245.43 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”, the beginning of a curve to the left; thence Northwesterly, along and with the northeast line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract and the arc of said curve to the left, said curve having a radius of 250.00 feet, a central angle of 49° 57’ 50”, a chord bearing and distance of N 65° 00’ 35” W, 211.17 feet, an arc length of 218.01 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”; thence N 89° 59’ 30” W, along and with the north line of said South Hausman Road Elementary, the south line of said Lot 30 and said 48.80 acre tract, a distance of 52.06 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson”, a point on the west line of a 3 8.966 acre tract recorded in Volume 2569, Page 1217, Official Public Records of Real Property of Bexar County, Texas, the southwest corner of said Lot 30 and the southwest corner of the herein described tract; thence N 00° 00’ 12” E, along and with the east line of said 38.966 acre tract, a distance of 706.02 feet to a set 1/2 inch iron rod with yellow cap marked “Pape-Dawson” at a common corner between said 38.966 acre tract and said 13.923 acre tract; thence N 14°12’ 23” W. along and with the east line of said 13.923 acre tract, the west line of said Lot 30 and said 48.80 acre tract, a distance of 1071.43 feet to the POINT OF BEGINNING and containing 48.80 acres of land in the City of San Antonio, Bexar County, Texas.
TRACT II:
Drainage easement as provided by document recorded in Volume 7032, Page 1269, Real Property Records of Bexar County, Texas.
TRACT III:
Landscape buffer, lighting and access easement agreement as prodded by document recorded in Volume 41880, Page 1700, Real Property Records of Bexar County, Texas.